Exhibit 10.2
First Niagara Financial Group, Inc.
LETTER OF TRANSMITTAL
To Surrender 184,011 Shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A
Pursuant to the Notice of Redemption dated April 23, 2009
THE REDEMPTION DATE IS May 27, 2009
By Mail, Hand or Overnight Courier
First Niagara Financial Group, Inc.
6950 S. Transit Road
P.O. Box 514
Lockport, NY 14095-0514
DESCRIPTION OF CERTIFICATE SURRENDERED

	Certificate	Number of
Certificate Enclosed	Number	Shares
Name and Address of Registered Holder
The United States Department of Treasury, 1500 Pennsylvania Avenue, NW, Washington, DC 20220	1	184,011
A SIGNATURE MUST BE PROVIDED BELOW.
To First Niagara Financial Group, Inc:
The undersigned hereby surrenders for redemption to First Niagara Financial Group, Inc. (the “Company”) the enclosed 184,011 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, par value $.01, having a liquidation preference of $1,000 per share (the “Preferred Stock”) pursuant to the Company’s Notice of Redemption.
Subject to, and effective upon, the Company’s payment of the redemption price of $184,317,685.00 (constituting $184,011,000.00 principal amount and $306,685.00 interest) for the shares of Preferred Stock surrendered with this Letter of Transmittal, in accordance with the terms of the Notice of Redemption and the Preferred Stock, the undersigned hereby sells, assigns and transfers to the Company all right, title and interest in and to all shares of the Company’s Preferred Stock surrendered and all distributions and rights in respect of such shares after the date thereof. The Company’s acceptance of the shares from the undersigned will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Notice of Redemption and the Preferred Stock.
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The undersigned hereby represents and warrants that: (a) the undersigned owns the Preferred Stock free and clear of any liens or other encumbrances; (b) the undersigned has full power and authority to surrender the Preferred Stock; (c) no agreement has been entered into to sell, assign or transfer any of the Preferred Stock to any other person; and (d) the undersigned will, upon request, executed and deliver any additional documents deemed by the depository or the Company to be necessary or desirable to complete the surrender of the Preferred Stock.
[Signature Pages to Follow]
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This Letter of Transmittal must be signed by the registered holder exactly as the name appears on the stock certificate.

/s/ Duane Morse

Duane Morse
Chief Risk and Compliance Officer
United States Department of the Treasury

Date:	May 27, 2009

Acknowledged:

/s/ John Mineo

First Niagara Financial Group, Inc.
John Mineo
General Counsel & Corporate Secretary

Date:	May 27, 2009

UST Seq. No. 9